UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2012

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 25, 2012, McKesson Corporation (“McKesson”) and PSS World Medical, Inc. (“PSS World Medical”) issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”) dated as of October 24, 2012 among McKesson, Palm Merger Sub, Inc., a wholly owned subsidiary of McKesson, and PSS World Medical. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

A copy of the Merger Agreement is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The Merger Agreement contains representations and warranties made by and to the parties thereto as of the specified date. The assertions embodied in those representations and warranties were made for purposes of the respective agreements and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the agreements. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, no person other than the parties to such agreement should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Additional Information and Where to Find It

In connection with the proposed acquisition, PSS World Medical plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF PSS WORLD MEDICAL ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to shareholders of PSS World Medical. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by PSS World Medical with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, you may also obtain McKesson’s filings with the SEC, free of charge, from McKesson’s website (www.mckesson.com) under the tab “Investors” through the “SEC Filings” link and you may obtain PSS World Medical’s filings with the SEC, free of charge, from PSS World Medical’s website (www.pssworldmedical.com) under the tab “Investor Relations” through the “SEC Filings” link.

Participants in the Solicitation

McKesson, PSS World Medical and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from PSS World Medical’s shareholders in connection with the proposed transaction. Information regarding McKesson’s directors and executive officers is available in McKesson’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on June 15, 2012. Information regarding PSS World Medical’s directors and executive officers is available in PSS World Medical’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on July 6, 2012. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests will be included in the proxy statement and the other relevant documents filed with the SEC when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint press release issued by McKesson and PSS World Medical dated October 25, 2012.

99.2	Agreement and Plan of Merger dated as of October 24, 2012 among McKesson, Palm Merger Sub, Inc., a wholly owned subsidiary of McKesson, and PSS World Medical.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2012	McKesson Corporation

	By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and
Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release issued by McKesson and PSS World Medical dated October 25, 2012.

99.2	Agreement and Plan of Merger dated as of October 24, 2012 among McKesson, Palm Merger Sub, Inc., a wholly owned subsidiary of McKesson, and PSS World Medical.